UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 19, 2010

                                ________________

                         STERLING FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

           Washington                0-20800                  91-1572822
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)           Identification No.)

                111 North Wall Street, Spokane, Washington 99201
              (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                        INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) Sterling Financial Corporation ("Sterling") hereby discloses that all necessary regulatory approvals have been received for the appointment of Creigh
H. Agnew, Marcus C. Lampros and William J. Wrigglesworth to the Sterling Board of Directors. The appointments had been subject to approval by Sterling's primary regulator, the Federal Reserve Bank of San Francisco, which has advised Sterling that it has no objection to the appointments. Ms. Agnew and Mr. Lampros and Mr. Wrigglesworth also currently serve on the Board of Directors of Sterling's wholly-owned subsidiary, Sterling Savings Bank, and are expected to continue to do so. The appointments became effective on March 19, 2010.

     Sterling previously announced the appointments of Sterling Savings Bank Directors Ned M. Barnes, Rodney W. Barnett, Thomas H. Boone, Kermit K. Houser and Dianne E. Spires to serve as Sterling Directors in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010. The appointments followed a determination by Sterling's Board of Directors that having members of the Sterling Savings Bank Board serve on the Sterling Board would enhance communication between Sterling and Sterling Savings Bank without increasing Board-related expenses and without placing additional demands on management. The Sterling Board of Directors therefore increased the number of members to 14 and appointed the members of the Sterling Savings Bank Board of Directors to also serve on the Sterling Board of Directors, subject to regulatory approval, which has been received for all appointments.

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                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             STERLING FINANCIAL CORPORATION
                             ------------------------------
                                     (Registrant)


March  23,  2010             By:   /s/  Daniel  G.  Byrne
----------------                  -------------------------------------
     Date                          Daniel  G.  Byrne
                                   Executive Vice President, Assistant Secretary
                                   and Principal Financial Officer